UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 1, 2004
(Date of Earliest Event Reported)

MAXIM INTEGRATED PRODUCTS, INC.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-16538	94-2896096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 SAN GABRIEL DRIVE SUNNYVALE, CALIFORNIA	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-7600
 (Registrant’s Telephone Number, Including Area Code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On November 1, 2004, Maxim Integrated Products, Inc. (the “Company”) announced via press release the Company’s preliminary results for its first quarter of fiscal year 2005 ended September 25, 2004.  A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in this Item 12 and attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description

99.1	Text of press release, dated November 1, 2004, titled “Maxim reports revenues and earnings for the first quarter of fiscal 2005 and increases quarterly dividend.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ CARL W. JASPER

Carl W. Jasper
Vice President and Chief Financial Officer

Date:  November 1, 2004